THE ADVISORS’ INNER CIRCLE FUND III

FS Chiron Capital Allocation Fund

FS Chiron SMid Opportunities Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated January 6, 2023 to:

•	the Funds’ Prospectus, dated March 1, 2022, as supplemented;

•	the Summary Prospectus for the FS Chiron Capital Allocation Fund, dated March 1, 2022, as supplemented; and

•	the Summary Prospectus for the FS Chiron SMid Opportunities Fund, dated March 1, 2022, as supplemented.

This Supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectuses, and should be read in conjunction with the Prospectus and Summary Prospectuses.

Effective immediately, the Prospectus and Summary Prospectuses are hereby amended and supplemented as follows in connection with changes in the Funds’ principal investment strategies:

A.	The following is added immediately after: (i) the third sentence of the second-to-last paragraph in each of the FS Chiron Capital Allocation Fund’s “Principal Investment Strategies” section of the Prospectus and the Fund’s Summary Prospectus, and (ii) the second sentence of the last paragraph in each of the FS Chiron SMid Opportunities Fund’s “Principal Investment Strategies” section of the Prospectus and the Fund’s Summary Prospectus:

The Fund’s investments in swaps may, from time to time, be significant.

B.	In the FS Chiron Capital Allocation Fund’s “Principal Investment Strategies” section of the Prospectus and Summary Prospectus, the second paragraph and bullet points thereunder are deleted and replaced with the following:

Under normal market conditions, the Fund intends to allocate its assets within the following ranges:

•	Equity investments: net exposure of 25-80% of the Fund’s net asset value (“NAV”)

•	Debt investments: net exposure of 10-55% of the Fund’s NAV

•	Precious metals investments: net exposure of 0-15% of the Fund’s NAV

The Fund may also invest in cash and cash equivalents, which include U.S. Treasury securities with maturities of three months or less.

C.	In the FS Chiron Capital Allocation Fund’s “Principal Investment Strategies” section of the Prospectus and Summary Prospectus, the following is added immediately after the word “instrumentalities” in the first sentence of the “Debt Investments” subsection:

with maturities greater than three months

Please retain this supplement for future reference.

CHI-SK-032-0100